UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ x ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ x ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14A-12

SATURNA INVESTMENT TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies: __________________________

2) Aggregate number of securities to which transaction applies: __________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount Previously Paid: ______________________________________________________

2) Form, Schedule or Registration Statement No.: _____________________________________

3) Filing Party: ________________________________________________________________

4) Date Filed: _______________________________

PRELIMINARY MATERIALS

SATURNA INVESTMENT TRUST
SEXTANT GROWTH FUND
SEXTANT INTERNATIONAL FUND
SEXTANT BOND INCOME FUND
SEXTANT SHORT-TERM BOND FUND
IDAHO TAX-EXEMPT FUND

1300 North State Street, Bellingham, WA 98225
(1-800-728-8762)

NOTICE OF SPECIAL MEETING OF SHAREOWNERS
TO BE HELD TUESDAY, AUGUST 15, 2006

To the Shareowners of Saturna Investment Trust:

NOTICE is hereby given that a Special Meeting of the shareowners of Sextant Growth Fund, Sextant International Fund, Sextant Bond Income Fund, Sextant Short-Term Bond Fund and Idaho Tax-Exempt Fund (“Funds”) will be held in the offices of Saturna Capital Corporation, 1300 North State Street, Bellingham, WA 98225 at 3 PM (Pacific Time) on August 15, 2006. The purpose of the Special Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

1) To elect a Board of Trustees (all funds)

2) To approve the adoption of a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (all funds except Idaho Tax-Exempt Fund)

3) To transact any other business that may properly come before the Special Meeting

You are entitled to vote at the Special Meeting and any adjournment thereof if you owned Shares of at the close of business on July 3, 2006. If you attend the meeting, you may vote your Shares in person. If you do not expect to attend the meeting, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope. You may revoke your proxy by written notice to the Trust before the meeting, by a subsequent valid proxy, or by request at the meeting before the vote. To avoid unnecessary expense, we ask your cooperation in voting promptly, no matter how large or small your holdings may be.

By order of the Board of Trustees,
ETHEL B. BARTOLOME, Secretary

Bellingham, Washington
June 30, 2006

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign, and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSALS DESCRIBED ABOVE. To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. Shares that are registered in your name may also be voted by faxing your completed proxy card(s) to 360/734-0755.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

Unless proxy card(s) submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

	Registration	Valid Signature
A.	1) ABC Corp. 2) ABC Corp. c/o John Smith, Treasurer	Jane Smith, Treasurer John Smith, Treasurer
B.	1) ABC Corp. Profit Sharing Plan 2) ABC Trust 3) John Smith, Trustee u/t/d 3/2/48	John Smith, Trustee John Smith, Trustee John Smith, Trustee
C.	1) Jane Smith, Cust. f/b/o John Smith, Jr. UGMA	Jane Smith
D.	1) J & J Smith Partnership	John Smith, Partner

2

SATURNA INVESTMENT TRUST
1300 N. State Street, Bellingham, WA 98225
(1-800-728-8762)

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREOWNERS AUGUST 15, 2006
______________________

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Saturna Investment Trust (the “Trust”) to be used at the Special Meeting of the shareowners of each series of the Trust: Sextant Growth Fund, Sextant International Fund, Sextant Bond Income Fund, Sextant Short-Term Bond Fund and Idaho Tax-Exempt Fund, to be held on Tuesday, August 15, 2006, at 3 PM in the offices of Saturna Capital Corporation, 1300 North State Street, Bellingham, WA 98225.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about July 6, 2006.

For a free copy of the Trust’s annual report for the fiscal year ended November 30, 2005 and the semiannual report for the fiscal period ended May 31, 2006, call 1-800-728-8762 or write to Saturna Capital Corporation at 1300 N. State Street, Bellingham, WA 98225.

VOTING INFORMATION

The Trust currently has five investment portfolios: Sextant Growth Fund, Sextant International Fund, Sextant Bond Income Fund, Sextant Short-Term Bond Fund and Idaho Tax-Exempt Fund, each of which has issued only one class of Shares of beneficial interest ("Shares"). The holders of Shares whose names appear of record on the books of a Fund at the close of business on July 3, 2006 are entitled at the meeting to a vote for each full Share or fraction thereof. As of July 3, 2006 the outstanding Shares of each Fund were as follows:

Fund	Shares Outstanding
Growth Fund	XXXXXX
International Fund	XXXXXX
Bond Income Fund	XXXXXX
Short-Term Bond Fund	XXXXXX
Idaho Tax-Exempt Fund	XXXXXX

One-half of each Fund’s Shares outstanding on July 3, 2006, represented in person or by proxy, will constitute a quorum and must be present for the transaction of business at the meeting. All Shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum.

VOTING OF PROXIES

If a quorum is not present at the meeting or a quorum is present but sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareowner vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the Shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

With respect to Shares held in Individual Retirement Accounts and other tax-deferred custodial accounts (including Traditional, Rollover, SEP, SARSEP, Roth, SIMPLE IRAs, HSAs, and ESAs) (“Tax-Deferred Accounts”), the Custodian (often, Saturna Capital) for the Tax-Deferred Accounts will vote those Shares for which it has received instructions from shareowners only in accordance with such instructions. If shareowners of Tax-Deferred Accounts do not vote their Shares, the Custodian for the Tax-Deferred Accounts will vote their Shares for them, in the same proportion as other shareowners of Tax-Deferred Accounts have voted, but only to the extent necessary to reach quorum at the meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your Shares will be voted in favor of approval of each of the proposals, and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the meeting. The proxy card may be revoked by giving another proxy or by letter or e-mail revoking the initial proxy. To be effective, revocation must be received by the Trust prior to the meeting and must indicate your name and account number. If you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust. No solicitations will be made by specifically engaged agents of the Trust or other paid solicitors.
Unless otherwise directed by the shareowner giving the proxy, the persons acting under the accompanying proxy will vote the Shares represented thereby (a) for the election of the five persons named under the caption "Election of Trustees" as nominees for Trustees of the Trust, (b) for adoption of the Plan of Distribution under Rule 12b-1 of the 1940 Act, and (c) in their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof. The Board of Trustees does not know of any other matter or business that may be brought before the meeting.

VOTE REQUIRED

Proposal 1. Approval of Proposal 1 requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting.

Proposal 2. (Growth Fund, International Fund, Bond Income Fund, and Short-Term Bond Fund only). Each Fund voting on Proposal 2 does so separately. The approval of the Proposal by a Fund is applicable only to that particular Fund. A Fund’s approval of the Proposal is not dependent on, or affected in any way by, the results of the vote of another Fund. Approval of the Proposal by a Fund requires the "vote of a majority of voting securities" of that Fund, meaning the vote, at any meeting of shareowners more than 50% of the outstanding Shares of that Fund.

With respect to Proposal 2, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal.

Each outstanding full Share of each Fund is entitled to one vote, and each outstanding fractional Share is entitled to a proportionate fractional Share of one vote. If Proposal 2 is not approved by the requisite vote of shareowners of a Fund, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies.

PROPOSAL 1: NOMINEES FOR ELECTION AS TRUSTEES

The overall direction and supervision of the Trust is the responsibility of the Board, which has the primary duty of ensuring that the Trust’s general investment policies and programs are adhered to and that the Trust is properly administered. The officers of the Trust are responsible for the day-to-day administration of the Trust. Saturna Capital, as investment adviser for the Trust, is primarily responsible for providing each portfolio of the Trust with various administrative services and supervising the daily business affairs of each series.

Each of the nominees for Trustee has consented to be named herein and to serve if elected. Should any nominee become unable or unwilling to accept nomination or election, the persons acting under the proxy will vote for the election in the nominee's stead of such other person as the Board of Trustees may recommend. Each trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The following table provides important information about the Trustees/Nominees and the officers of the Trust.

Name (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Dollar Range of Securities in the Sextant Funds	Dollar Range of Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies	Number of Portfolios in Saturna Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees
Gary A. Goldfogel, MD (47) 1500 N. State Street Bellingham, WA 98225	Independent Trustee (since 1995)	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Growth: over $100,000 International: $50,001-100,000 Short-Term Bond: over $100,000 Bond Income: over $100,000	over $100,000	Five	None
Herbert G. Grubel (71) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5	Independent Trustee (since 2005)	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Growth: $10,001-50,000	$10,001-50,000	Five	None
John E. Love (73) 1002 Spokane Street Garfield, WA 99130	Chairman; Independent Trustee (since 1987)	Owner, J.E. Love Co. (agricultural equipment manufacturer)	Growth: $10,001-50,000 International: $1-10,000 Short-Term Bond: over $100,000 Bond Income: $50,001-100,000	over $100,000	Five	None
John S. Moore (74) 346 Bayside Road Bellingham, WA 98225	Independent Trustee (since 1993)	Professor (now retired), College of Business and Economics, Western Washington University	Growth: $10,001-50,000	$10,001-50,000	Five	None

Interested Trustee

Nicholas F. Kaiser, CFA (59) 1300 N. State Street Bellingham, WA 98225	President; Trustee* (since 1989)	President, Saturna Capital Corporation; President, Saturna Brokerage Services	Growth: over $100,000 International: over $100,000 Short-Term Bond: $10,001-50,000 Bond Income: $10,001-50,000 Idaho Tax-Exempt: $1-10,000	over $100,000	Seven	Amana Mutual Funds Trust
Officers who are not Trustees
Phelps S. McIlvaine (52) 1300 N. State Street Bellingham, WA 98225	Vice President (since 1994)	Vice President, Saturna Capital Corporation; Treasurer, Saturna Brokerage Services	None	None	N/A	N/A
Christopher R. Fankhauser (33) 1300 N. State Street Bellingham, WA 98225	Treasurer* (since 2002)	Manager of Operations, Saturna Capital Corporation	Growth: $1-10,000 International: $1-10,000 Bond Income: $1-10,000 Short-Term Bond: $1-10,000	$10,001-50,000	N/A	N/A
Ethel B. Bartolome (33) 1300 N. State Street Bellingham, WA 98225	Secretary* (since 2001)	Corporate Administrator, Saturna Capital Corporation	Growth: $1-10,000	$1-10,000	N/A	N/A
James D. Winship, (57) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer* (since 2004)	Attorney; Adjunct Professor, University of Washington and Seattle Pacific University (1999 - 2003)	Growth: $1-10,000	$1-10,000	N/A	N/A

* Holds the same position with Amana Mutual Funds Trust.

1/ Valuations of shareholdings are computed as of May 31, 2006.

2/ Mr. Kaiser is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, by reason of his positions with the Trust’s adviser and distributor. He is also portfolio manager of the Growth Fund and the International Fund. See “Additional Information Concerning the Investment Adviser."

3/ Each Trustee oversees or will oversee the five portfolios of the Trust. In addition, Mr. Kaiser oversees two portfolios of Amana Mutual Funds Trust.

4/ Mr. McIlvaine is the primary portfolio manager of the Bond Income Fund, Sextant Short-Term Bond Fund and the Idaho Tax-Exempt Fund.

The following table provides important information about the shareholdings of the Trustees/Nominees, and the officers of the Trust.

Name of Fund	Name of Individual	Number of Shares	Percent of Fund*
Sextant Growth
	Gary Goldfogel	25279.435	3.19
	Herbert Grubel	611.111	*
	John Love	1297.481	*
	John Moore	671.817	*
	Nicholas Kaiser	23711.690	*
	Phelps McIlVaine	None	N/A
	Christopher Fankhauser	93.094	*
	Ethel Bartolome	43.087	*
	James Winship	170.116	*
Sextant International
	Gary Goldfogel	7666.376	1.12
	Herbert Grubel	None	N/A
	John Love	7842.416	1.14
	John Moore	None	N/A
	Nicholas Kaiser	22364.460	3.26
	Phelps McIlVaine	None	N/A
	Christopher Fankhauser	782.739	*
	Ethel Bartolome	None	N/A
	James Winship	None	N/A
Sextant Short-Term Bond
	Gary Goldfogel	21800.161	4.21
	Herbert Grubel	None	N/A
	John Love	18483.179	3.57
	John Moore	None	N/A
	Nicholas Kaiser	4683.990	*
	Phelps McIlVaine	None	N/A
	Christopher Fankhauser	639.367	*
	Ethel Bartolome	None	N/A
	James Winship	None	N/A

Sextant Bond Income Fund
Gary Goldfogel	32551.844	5.20
Herbert Grubel	None	N/A
John Love	14165.123	2.26
John Moore	None	N/A
Nicholas Kaiser	2931.454	*
Phelps McIlVaine	None	N/A
Christopher Fankhauser	1255.774	*
Ethel Bartolome	None	N/A
James Winship	None	N/A
Idaho Tax-Exempt Fund
Gary Goldfogel	None	N/A
Herbert Grubel	None	N/A
John Love	None	N/A
John Moore	None	N/A
Nicholas Kaiser	815.281	*
Phelps McIlVaine	None	N/A
Christopher Fankhauser	None	N/A
Ethel Bartolome	None	N/A
James Winship	None	N/A

* Signifies less than 1% ownership

On May 31,2006, the trustees, officers and their related accounts as a group owned 23.64%, 22.81%, 36.97%, 50.34%, 0.05% of the outstanding shares of the Bond Income, Short-Term Bond, Growth, International, and Idaho Tax-Exempt Funds, respectively.
The Trust’s Statement of Additional Information, available without charge by calling Saturna Capital at 800-SATURNA, includes additional information about the trustees.

______________________

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) a Trustee may be removed with or without cause by 2/3 vote of the Board or by the shareowners holding 2/3 of the outstanding Shares of the Trust, in either case at a meeting expressly called for the purpose; (c) Trustees reaching age 78 retire by board policy. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareowners.

There are no arrangements known to the Trust the operation of which may at a subsequent date result in a change in control of the Trust.

During the fiscal year ended November 30, 2005, the Board of Trustees held four regularly scheduled meetings. All trustees proposed for re-election to the Board attended all meetings. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings. The Trustees have established certain Governance Policies and Procedures to enhance the independence and effectiveness of the Independent Trustees and to assist them in furthering their roles.

The Board has a standing Audit Committee that has adopted a written charter (a copy of which is attached to this Proxy Statement). The Board’s Audit Committee is composed of the Independent Trustees, and has a financial expert, Mr. John Moore, an Independent Trustee. The purpose of the Audit Committee is to:

1) Monitor and oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of the Trust’s service providers;

2) To monitor and oversee the quality and objectivity of the Trust’s financial statements and its independent audit;

3) To act as a liaison between the Trust’s external auditors and the full Board;

4) To review and report to the full Board on regulatory and compliance matters relating to the Trust and its investment portfolios; and

5) Review and establish the fees of the independent accountants, and other matters.

During the fiscal year ended November 30, 2005, the audit committee held one meeting.

The Independent Trustees function as the nominating committee, although the Board has not established a formal nominating committee as such, and has not adopted a nominating committee charter. The Independent Trustees will consider nominations furnished by shareowners. Nominations (or any other communication directed to the Board or any Trustee) may be sent directly to the Trustee, or to the Secretary of the Trust, c/o Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225.

The Trust does not have a compensation committee.

Effective December 2005, the Trust pays disinterested trustees $300 per meeting attended, plus reimbursement of travel expenses (pro-rata to each Fund of the Trust). Mr. Kaiser receives no compensation from the Trust, nor are the other officers of the Trust paid for their duties with the Trust; except that Mr. Winship has been retained by the Trust as Chief Compliance Officer, for which he is compensated. The following table provides the total compensation paid trustees for the fiscal year ended November 30, 2005.

Name of Person; Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid To Trustees
John E. Love Trustee, Chairman	$1000	$0	$0	$1000
John S. More Trustee	$1000	$0	$0	$1000

Gary A. Goldfogel Trustee	$1000	$0	$0	$1000
Herbert A. Ershig Trustee (retired Sept. 2005)	$600	$0	$0	$600
Herbert G. Grubel Trustee (new Dec. 2005)	$0	$0	$0	$0
Nicholas F. Kaiser Trustee	$0	$0	$0	$0

Nicholas F. Kaiser, Trustee and President who is an “interested person” of the Trust, receives compensation as an officer of Saturna Capital or its affiliated companies, but does not receive any director’s fees or other compensation from the Trust for his services as Trustee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREOWNERS VOTE “FOR” PROPOSAL 1
_________________________

PROPOSAL 2: TO APPROVE THE ADOPTION OF A PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

The Board of Trustees has approved, and recommends that shareowners of each of the Growth Fund, International Fund, Bond Income Fund and Short-Term Bond Fund (but not Idaho Tax-Exempt Fund) approve a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) for each of those Funds. (All references to “Fund” or “Funds” in this discussion of Proposal 2 refer only to the Funds that are voting with respect to this Proposal.) A copy of the Plan is attached to this Proxy Statement as Exhibit A.

The Plan. The Plan was approved by the Board on June 28, 2006 as provided for by Rule 12b-1 (the “Rule”) promulgated by the SEC under the 1940 Act. The Rule provides that, an investment company (i.e. a mutual fund) acting as a distributor of its Shares must do so pursuant to a written Plan “describing all material aspects of the proposed financing of distribution.” Under the Rule, an investment company is deemed to be acting as a distributor of its Shares if it engages “directly or indirectly in financing any activity which is primarily intended to result in the sale of Shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.”

Since the Trust’s inception, distribution expenses of each of the Funds have been paid by the Adviser. The Trust has entered into a distribution agreement (“Distribution Agreement”) with Saturna Brokerage Services (“Distributor”), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which the Distributor will act as principal underwriter of

Shares of the Funds for sale to the public. Since the Trust’s inception, the Distributor has provided distribution and shareowner services for the Funds without compensation. The Distributor is a member of the National Association of Securities Dealers and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the Distributor are also employees of Saturna Capital Corporation.

The SEC has neither approved nor disapproved the Plan.

The Plan contemplates that each of the Funds shall pay the Distributor, a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund (“Distribution Fee”). Distributor may use all or any portion of the Distribution Fee for activities that the Distributor determines to be reasonably calculated to result in sales of Shares. Such activities may include, but neither are required to include nor are limited to, compensation to the Distributor or such other underwriters, dealers, brokers, banks and other selling or servicing entities and sales, marketing and servicing personnel of any of them that have entered into agreements with the Distributor for the marketing and sale of Shares or the provision of shareowner services; payments for producing, printing and disseminating sales materials, prospectuses, statements of additional information and reports to other than existing shareowners; the Distributor’s expenses, including overhead, telephone and other communication expenses; costs of transmitting communications to shareowners, costs of answering shareowner inquiries; expenses incurred in processing shareowner transactions; payments for providing such other information and services as shareowners reasonably may request; and payments for such other similar services that Distributor determines are reasonably calculated to result in sales of Shares.

EACH VOTING FUND PAYS, AND WILL CONTINUE TO PAY, AN ADVISORY FEE TO THE ADVISER PURSUANT TO A SEPARATE INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT.

The Plan does not require the Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Shares.

The Plan specifically recognizes that the Adviser may use its advisory fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Shares, including the activities referred to above. To the extent that the payment of advisory fees by a Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the meaning of Rule 12b-1, such payment shall be deemed to be authorized by this Plan.

The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by the shareowners of a Fund, the Plan will continue in effect with respect to that Fund as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, as well as a majority of the Trustees who are not “interested persons'' of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on the Plan.

The Plan may be amended at any time by the Trustees, except that it may not be amended to increase materially the Distribution Fee for a Fund unless such amendment is approved by the vote of a majority of the outstanding Shares of that Fund (as defined in the 40 Act). All material amendments to the Plan must be approved by a majority of the non-interested Trustees.

The Plan may be terminated with respect to a Fund by the vote of a majority of the Disinterested Trustees or by majority vote of the outstanding Shares of that Fund as defined in the 1940 Act.

The Plan requires that the Trust’s Principal Financial Officer or Treasurer, or such other person authorized to direct the disposition of monies paid or payable by the Trust, provide to the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended with respect to each Fund, during the quarter under the Plan, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the Board must satisfy the fund governance standards as defined in Rule 270.0-1(a)(7).

ANNUAL FUND OPERATING EXPENSES

Based on the fiscal year ended November 30, 2005, the table below sets out the fees paid by each of the Funds and the fees that will be paid if the Plan of Distribution is approved:

	Growth		International		Short-Term		Bond Income
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fee	0.83%	0.83%	0.73%	0.73%	0.58%	0.58%	0.43%	0.43%
Distribution	None	0.25%	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.45%	0.45%	0.63%	0.63%	0.65%	0.65%	0.54%	0.54%
Total	1.28%	1.53%	1.36%	1.61%	1.23%	1.48%	0.97%	1.22%
*Earnings credits for custody fees further reduced operating expenses and are not reflected above. For 3/29/2006 through 3/31/2007, expenses for Short-Term Bond Fund are voluntarily capped at 0.75% and Bond Income Fund are voluntarily capped at 0.90%. Managementfees for both Bond funds are contractually waived when assets are less than $2 million.

The following table assumes an investor invests $10,000 in a Fund for the years indicated and then redeems at the end of those years. The example also assumes that the investor has a 5% return each year and that the Funds’ “Annual Operating Expenses” shown above (without fee waivers or credits or variation for performance) remain the same. Although actual costs may be higher or lower, based on these assumptions, an investors cumulative expenses would be as shown, both under the current fee structure and as if the Plan of Distribution were in place throughout the periods.

	Current 1 Year	1 Year Pro Forma	Current 3 Year	3 Year Pro Forma	Current 5 Year	5 Year Pro Forma	Current 10 Year	10 Year Pro Forma
SSGFX	$134	$161	$442	$528	$800	$956	$1,920	$2,295
SSIFX	$143	$169	$469	$555	$850	$1,006	$2,040	$2,415
STBFX	$129	$155	$424	$511	$769	$925	$1,845	$2,220
SBIFX	$102	$128	$335	$421	$606	$763	$1,455	$1,830

Trustee Consideration. In considering whether the Funds should establish the Plan, the Board considered a variety of factors and was advised by counsel who are independent within the meaning of the 1940 Act and Rule. The Trustees considered the factors suggested in the SEC

Releases that accompanied the proposal and adoption of the Rule, including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and approximate amount of the expected cost of the Plan; the interrelationship between the Plan and the activities of the Adviser in financing the distribution of Fund Shares; the full range of services provided by the Adviser and the Distributor, including services which may be related to the distribution of Shares, the possible benefits of the Plan to the Adviser and its affiliates relative to those expected to accrue to the Funds; the effects and benefits of the Plan on existing shareowners, including the probability of increased expenses when the Plan first becomes effective; and whether the Plan is reasonably likely to benefit the Funds and their shareowners.

The Trustees believe that, to the extent that the Distributor has greater flexibility and resources under the Plan, additional sales of Fund Shares may result. With shareowners having an increasing number of other funds from which to choose and multiple ways to invest in and hold funds, many of which are through third parties unrelated to funds and distributors, it is more difficult and expensive to attract and retain shareowners.

The Trustees recognized that a significant factor in the attraction and retention of shareowners today is making existing and potential shareowners aware of the benefits and performance of the Funds in an increasingly crowded marketplace. This is compounded by the involvement of third party distributors who attract shareowners to their “platforms” which offer multiple funds and other investment choices, breaking the link between funds and their shareowners. A consequence of that is the increased difficulty of making shareowners aware of the Funds as well as retaining current shareowners who have less direct contact with the Funds, and who are constantly faced with information regarding alternative investment choices.

The Trustees believe that it is important to maintain a stable, if not growing, shareowner base to assist in spreading fixed costs of fund management across a wider base, thereby decreasing expense ratios, increasing investment efficiencies, and assisting investment managers in managing stable portfolios not beset with net redemptions, which have adverse effects and costs for remaining shareowners. An additional cost of dealing with this increasingly difficult environment for maintaining stable and economically viable and efficient funds is compensating third parties that distribute funds for their contribution and efforts in attracting and supporting shareowners.

Of course, there can be no assurance that these events will occur. The Funds may not be successful in achieving their investment objectives. The Plan may not work. Changes in the increasingly tumultuous marketplace, opportunities and demands on shareowners from competitive funds and alternative investments are a constant challenge to maintaining and growing an appropriate shareowner base. Political, economic and other forces outside the investment world affect the value of securities that all funds invest in, and change their relative attractiveness as an investment vehicle.
The Trustees considered the limited resources now available for distribution and related shareowner servicing expenses to attract and retain shareowners in this environment. The Trustees also considered alternatives to the Plan, such as the implementation of additional series of the Funds that could be distributed with a sales load. After consideration of alternatives, the

Trustees concluded that the Plan was the best alternative available to the Funds in the circumstances, and came to the conclusion that the Plan was reasonably likely to benefit the Funds and their shareowners.

The Trustees recognized that a greater level of fund assets benefits the Adviser by increasing its management fee revenues. The Trustees also noted that, although the revenues of the Adviser increase with a higher level of assets, expenses of administration of the Funds and servicing a growing shareowner base also rise. These costs affect the Adviser directly because the Funds’ Advisory Contracts include investment management as well as administration and shareowner servicing as part of its services to the Funds.

The Board noted that each year the Board reviews the Advisory Contracts of the Funds on their own merits. Each year the Trustees have concluded that the level of fees associated with the Advisory Contracts is fair and reasonable, considering the high quality of investment management services, administration, and investor services that have been provided by Adviser over the years, The Board also found that the Funds are not indirectly subsidizing or bearing distribution costs through the Advisory Contracts. The Trustees note the performance fee nature of the Advisory Contracts make them more in the interest of shareowners than almost all other mutual funds.

Conclusion. For the reasons stated above, the members of the Board of Trustees concluded in the exercise of their business judgment, and in light of their fiduciary duties under state law and the 1940 Act, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareowners. The Trustees recommend that shareowners of each Fund vote FOR approval of the Plan. With respect to each Fund, if the Plan is not approved, the Board and the Advisor will consider alternative means of obtaining the objectives of the Plan.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREOWNERS VOTE “FOR” PROPOSAL 2
_________________________

ADDITIONAL INFORMATION

The Adviser

Saturna Capital Corporation, a Washington State corporation formed in 1989, 1300 N. State Street, Bellingham, Washington 98225, is the Investment Adviser and Administrator (the “Adviser”) for the Funds. Saturna Capital is also the Funds’ shareowner servicing agent. Mr. Nicholas Kaiser, by his ownership of the majority of its voting stock, is the controlling person of the Adviser. The Adviser also serves as investment adviser to individuals and corporations, as well as other mutual funds.

Independent Public Accountants

The Trust’s principal public independent accountant is Tait, Weller and Baker. A representative from Tait, Weller and Baker is not expected to be present at the meeting, however, a representative is expected to be available to respond to appropriate questions.

Audit and Other Fees Paid to Independent Public Accountants

One hundred percent of the services described in the table below were approved by the Audit Committee. No services were performed for the adviser and paid for by the Trust.

	Fiscal year ending November 30, 2004	Fiscal year ending November 30, 2005	Nature of service
(a) Audit Fees	$24,500	$24,500	Total audit fees billed for professional auditing services
(b) Audit-Related Fees	$18,500	$18,500	Fee for (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds’ Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.
(c) Tax Fees	$6,000	$6,000	Preparation of the Funds’ federal and state income tax returns.
(d) All othe fees	N/A	N/A	None

Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Saturna Investment Trust Audit Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

5% BENEFICIAL OWNERS

As of May 31, 2006 the following are the only persons known to the Trust to be the beneficial owner of more than five percent of any Fund:

Name and Address	Shares	Percentage
Growth Fund
Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	122,186.130	15.32%
Marion R. Foote 223 Chuckanut Point Road Bellingham WA 98229	64,366.070	8.07%
Estate of Markell Kaiser 305 Chuckanut Point Road Bellingham WA 98229	48,438.272	6.07%
International Fund
Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	127,923.432	18.55%
Marion R. Foote 223 Chuckanut Point Road Bellingham WA 98229	86,655.113	12.56%
Estate of Markell Kaiser 305 Chuckanut Point Road Bellingham WA 98229	77,679.123	11.26%
Short-Term Bond Fund
Bellingham Anesthesia PS Telfer 2152 Dellesta Drive Bellingham WA 98226	77,493.388	15.00%
Brian N. Oliver IRA 2965 Haxton Way Bellingham WA 98226	42,579.313	8.24%
Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	42,101.094	8.15%
Thomas B. Callender IRA Rollover 605 Briar Rd. Bellingham WA 98225-7813	37,599.605	7.28%
Roger A. Barnhart, MD IRA 3017 Vining Street Bellingham WA 98226	33,754.900	6.53%

Bond Income Fund
Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	83,202.438	13.29%
David K. Heaps IRA Rollover PO Box 1977 Bellingham WA 98225	51,445.306	8.21%
Bellingham Anesthesia PS Telfer 2152 Dellesta Drive Bellingham WA 98226	39,832.440	6.36%
Frederick M. Graham Mary J. Graham JTWROS 8647 W Sierra Pinta Drive Peoria AZ 85382	39,760.911	6.35%
Gary A. Goldfogel IRA Rollover 406 Bayside Rd. Bellingham WA 98225	32,551.844	5.20%
Idaho Tax-Exempt Fund
National Investor Service Corp. Omnibus Account 55 Water Street New York NY 10041-3299	163,037.159	10.25%
Robert Kitzinger 690 E. Kingsford Drive Meridian ID 83642	88,519.360	5.56%
O. Richard Barker Orma H. Barker JTWROS 177 E. Fir Street Shelley NY 83274	86,709.481	5.45%
C. Dean Cardin Kay F. Cardin JTWROS 4911 Sand Hollow Road New Plymouth ID 83655	81,589.071	5.13%

EXHIBIT A

DISTRIBUTION PLAN OF
SATURNA INVESTMENT TRUST
PURSUANT TO RULE 12B-1

Saturna Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and presently has four series of shares of beneficial interest (“Series”): Sextant Growth Fund, Sextant International Fund, Sextant Bond Income Fund, Sextant Short-Term Bond Fund, with respect to which it desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, as well as such other Series as may hereinafter be designated by the Trust’s Board of Trustees (“Board”).

The Trust has entered into a Distribution Agreement (“Distribution Agreement”) with Saturna Brokerage Services (the "Distributor"), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which Distributor acts as principal underwriter of the Shares of each Series (“Shares”). Pursuant to the Distribution Agreement, Distributor shall devote appropriate efforts to effect sales of Shares of each of the Series.

The Trust hereby adopts the following Plan with respect to the Series in accordance with Rule 12b-1 under the 1940 Act:

1) In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, each Series that adopts the Distribution Agreement and this Plan shall pay to the Distributor a monthly fee (“Distribution Fee”) at the annual rate of 0.25% of the average daily net assets of that Series. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Trust’s then current Prospectus.

2) The Distributor may use all or any portion of the Distribution Fee for activities that the Distributor determines to be reasonably calculated to result in sales of Shares. Such activities may include, but neither are required to include nor are limited to, compensation to the Distributor or such other underwriters, dealers, brokers, banks and other selling or servicing entities and sales, marketing and servicing personnel of any of them that have entered into agreements with the Distributor for the marketing and sale of Shares or the provision of shareholder services; payments for producing, printing and disseminating sales materials, prospectuses, statements of additional information and reports to other than existing shareholders; the Distributor’s expenses, including overhead, telephone and other communication expenses; costs of transmitting communications to shareholders, costs of answering shareholder inquiries; expenses incurred in processing shareholder transactions; payments for providing such other information and services as shareholders reasonably may request; and payments for such other similar services that Distributor determines are reasonably calculated to result in sales of Shares.

3) Each Series pays, and will continue to pay, an advisory fee to Saturna Capital Corporation (the "Adviser") pursuant to a separate Investment Advisory and Administrative Services Agreement between the Series and the Adviser. It is recognized that the Adviser may use its advisory fee revenue, as well as its past profits or its resources from any other source, to make payment to

Plan 1

the Distributor with respect to any expenses incurred in connection with the distribution of Shares, including the activities referred to in paragraph 2 hereof. To the extent that the payment of advisory fees by the Series to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the meaning of Rule 12b-1, such payment shall be deemed to be authorized by this Plan.

4) If adopted with respect to a Series after any public offering of the Shares of that Series, this Plan shall not take effect with respect to those Shares unless it has first been approved by the vote of a majority of the voting securities of that Series. This provision does not apply to adoption of an amended Plan of Distribution where the prior Plan of Distribution either was approved by the vote of a majority of the voting securities of the applicable Series or such approval was not required under Rule 12b-1.

5) This Plan shall not take effect with respect to any Series unless it first has been approved, together with the Distribution Agreement and any other related agreements (“Related Agreements”) by the votes of a majority of both (a) the Board and (b) those members of the Board who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any Related Agreements ("Disinterested Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on such approval; and until the Board members who approve the Plan’s taking effect with respect to such Series have reached the conclusions required by Rule 12b-1 under the 1940 Act.

6) After approval as set forth in Paragraph (4) (if applicable) and Paragraph (5), this Plan shall take effect and continue in full force and effect for so long as such continuance is specifically approved, at least annually, in the manner provided for approval of this Plan in Paragraph (5).

7) In considering whether to adopt, continue or implement this Plan, the Board shall have a duty to request and evaluate, and the Distributor shall have a duty to furnish, such information as may be reasonably necessary to an informed determination of whether this Plan should be adopted, implemented or continued.

8) This Plan may not be amended to increase materially the amount of fees provided for in Paragraph (1) hereof unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected Series and no material amendment to the Plan shall be made unless approved in the manner provided for initial approval in Paragraph (5) hereof.

9) The Trust’s Principal Financial Officer or Treasurer, or such other person authorized to direct the disposition of monies paid or payable by the Trust, shall provide to the Board, and the Board shall review, at least quarterly, a written report of the amounts expended with respect to each Series under this Plan and the purposes for which such expenditures were made.

10) While this Plan is in effect the Board must satisfy the fund governance standards defined in Rule 0-1(a)(7).

11) This Plan may be terminated with respect to any Series at any time by a vote of a majority of the Disinterested Trustees, or by the vote of a majority of the outstanding voting securities of that Series. In the event this Plan is terminated or otherwise discontinued with respect to a Series, no further payments hereunder will be made by the Plan.

12) To the extent any activity is covered by paragraph (2) and is also an activity which a Series may pay for without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the 1940 Act (such as the printing of prospectuses for existing shareholders), this Plan shall not be construed to prevent or restrict the Series from paying such amounts outside the Plan and without limitation hereby and without such payments being included in the calculation of payments subject to the limitation set forth in paragraph (1).

Plan 2

13) The Distribution Agreement is, and any other Related Agreement with any person or entity relating to the implementation of this Plan shall be, in writing and shall provide that (a) such agreement shall be subject to termination with respect to a Series, without penalty, by the vote of a majority of the outstanding voting securities of that Series on not more than 60 days' written notice to the other party to the agreement, and (b) such agreement shall terminate automatically in the event of its assignment.

14) The Trust shall preserve copies of this Plan and any Related Agreements and all reports made pursuant to paragraph (9) hereof, and any other information, estimates, projections and other materials that serve as a basis therefore, considered by the Board, for a period of not less than six years from the date of this Plan, the agreement or report, as the case may be, the first two years in an easily accessible place.

15) This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Shares.

16) As used in this Plan, the terms “majority of the outstanding voting securities” and “interested person” shall have the same meaning as those terms have in the 1940 Act.

17) The Board members of the Trust and the shareholders of each Series shall not be liable for any obligations of the Trust or any Series under this Plan, and the Distributor or any other person asserting any rights under this Plan, shall look only to the assets and property of such Series in settlement of such right or claim, and not to such Board members or shareholders.

18) This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Shares.

IN WITNESS WHEREOF, the Trust has executed this Plan of Distribution on the date and year set forth below.

Date:- _________________

SATURNA INVESTMENT TRUST

By_______________________

Nicholas F. Kaiser, President

Plan 3

SATURNA INVESTMENT TRUST
AUDIT COMMITTEE CHARTER

A. Purpose

The Board of Trustees of Saturna Investment Trust (the “Trust”) has created an Audit Committee (“Committee”). The purpose of the Audit Committee is to serve as a liaison between the independent auditors and the Trust’s full Board of Trustees (“Board”) and to perform the following activities on behalf of the Trust:

  Oversee the Trust’s accounting and financial reporting policies and practices, including the Trust’s internal controls;
  Receive reports with respect to the quality and objectivity of the Trust’s financial statements and the independent audit of those statements;
  Approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, review and evaluate the independent auditors’ qualifications, independence and performance;
  Oversee compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; and
  Consider such other matters as the Board reasonably shall assign to the Committee from time to time.

Although the Committee has the duties and powers set forth in this Charter, the Committee has no duty to plan or conduct audits for the Trust or to determine that the Trust’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. In carrying out the Committee’s duties, a member of the Committee shall be entitled to rely, in good faith, on information, opinions, reports or statements made or prepared by others, including financial statements and other financial data, if prepared and presented by: (1) one or more officers of the Trust whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

The Committee’s function is oversight. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. The independent auditors shall report directly to the Committee and ultimately are accountable to the Board and the Committee.

B. Committee Membership

1. Composition. The Committee shall be comprised of at least three Board members satisfying the independence standards of B (2) hereof.

2. Independence. No member of the Committee shall be an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), and the rules thereunder) of the Trust.

Charter 1

3. Audit Committee Financial Expert. The Board shall determine whether at least one member of the Committee qualifies as an “audit committee financial expert” (“ACFE”) as defined by applicable Securities and Exchange Commission (“SEC”) rules. The designation of a Committee member as an ACFE shall be based on a finding by the Board that the Committee member has the attributes of an ACFE set forth in Form N-CSR, Item 3, and has acquired those attributes through the education or experience prescribed therein. The designation of a Committee member as an ACFE does not impose on such person any duties or liabilities that are greater than the duties and liabilities imposed on such person as a member of the Committee and the Board. The designation of an ACFE also does not affect the duties or liabilities of any other member of the Committee or the Board. The Committee is not required to have an ACFE.

4. Compensation. The Board shall determine the compensation of Committee members, including the Committee Chairperson.

5. Selection and Removal. The Board shall appoint members of the Committee and a Chairperson of the Committee. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairperson for any reason at any time.

C. Meetings and Procedures

1. Meetings. The Committee shall meet as often as it determines is appropriate to carry out its duties under this Charter. Meetings may be called by the Chairperson of the Committee or by a majority of the Committee members. Meetings shall be chaired by the Chairperson or, in his or her absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.
The Committee shall keep minutes of its meetings. The Committee shall meet periodically in separate executive sessions with management and with the independent auditors. The Committee may request any officer or employee of the Trust, the Trust’s independent legal counsel, any service provider or the Trust’s independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

2. Subcommittees. The Committee may delegate its authority to one or more subcommittees (including a subcommittee comprised of a single member) when it deems appropriate. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next scheduled meeting.

3. Independent Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of the full Board, to retain special legal, accounting or other advisers. The Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee.

D. Oversight of Independent Auditors

1. Selection and Termination. The Committee shall be directly responsible for pre-approving the engagement of the Trust’s independent auditors to provide audit review and attest services for the Trust and recommending to the members of the Board who are not “interested persons” of the Trust the selection, retention or termination of the independent auditors. In connection with its oversight role, the Committee shall review and discuss with the independent auditors the planning,

Charter 2

scope and staffing of the Trust’s audit and the performance of other audit, review or attest services for the Trust.

2. Independence. The Committee shall review and evaluate the independent auditors’ independence. In connection with this review and evaluation, the Committee shall at least annually obtain and review a report by the independent auditors describing all relationships between the independent auditors and the Trust, management, any affiliate of the Trust, or any material service provider to the Trust, including the disclosures required by Independence Standards Board Standard No. 1. The Committee shall discuss with the independent auditors any disclosed relationships or services that might affect the objectivity and independence of the auditors. The Committee also shall consider whether the provision of non-audit services to Saturna Capital Corporation (“Saturna”) and any entity in the Saturna investment company complex that were not pre-approved pursuant to paragraph 3 below is compatible with maintaining the independent auditors’ independence.

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

4. Compensation. No fees or other compensation for audit or non-audit services shall be paid to the independent auditors unless such fees or other compensation have been approved by the Committee.

E. Review and Discussion of Financial Reporting Matters

The Committee shall:

1. Review information and reports provided by the independent auditors with respect to, and discuss, as appropriate, with management and/or the independent auditors, among other things:

a. any matters of concern relating to the Trust’s financial statements, including any adjustments to the financial statements recommended by the independent auditors and other results of the audit;

b. the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls (including the Trust’s critical accounting policies and practices) and management’s responses thereto; and

c. the effect on the Trust of any changes in accounting principles or practices proposed by management or the independent auditors and any other matters that may have a material effect on the Trust’s financial statements.

2. Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties

Charter 3

encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

3. Review the form of opinion the independent auditors propose to render to the Board and shareholders.

F. Investigations

The Committee shall have the authority to investigate any improprieties or suspected improprieties in the Trust’s financial operations, and to direct and supervise an investigation into any matter brought to its attention within the scope of its duties, functions, and responsibilities, including the authorization to retain, at the Trust’s expense, outside counsel and/or other experts in connection with any such investigation.

G. Reporting to the Boards

1. Reports to the Boards. The Committee shall make regular reports to the Board. Such reports shall include a review of any issues that arise with respect to the quality or integrity of a Trust’s financial statements, the qualifications, independence and performance of its independent auditors, and any other matters that the Committee deems appropriate or are requested to be reported by the Board.

2. Charter. The Committee shall review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval.

Adopted: September 25, 2003

Charter 4

SATURNA INVESTMENT TRUST:
GROWTH FUND
PROXY SOLICITED BY TRUSTEES

The undersigned hereby appoint(s) Nicholas F. Kaiser, Ethel B. Bartolome, and Phelps S. McIlvaine, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Saturna Investment Trust: Growth Fund which the undersigned is entitled to vote at the Special Meeting of Shareowners to be held at the offices of Saturna Capital, Inc., 1300 N. State Street, Bellingham, WA, on Tuesday, August 15, 2006 at 3:00 P.M. and at any adjournments thereof. All powers may be exercised by any of said proxy holders or substitutes. This Proxy shall be voted on the proposals described in the Proxy Statement as specified in the spaces on the reverse side. Receipt of the Notice of the meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary, corporate or other capacity, please indicate your authority.

Date __________, 2006
_____________________________________
_____________________________________
_____________________________________
Signature(s) [Title(s), if applicable]

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED

Please refer to the Proxy Statement discussion of each of these matters.

___________________________________

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE TRUSTEES AND THE PROPOSAL. As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(i) To elect a Board of Trustees FOR all nominees listed below	To withhold authority to vote for a Nominee-- draw a line through the name of that person.

Gary A. Goldfogel, Herbert G. Grubel, Nicholas F. Kaiser, John E. Love, John S. Moore

(ii) To approve the adoption of a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act
[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(FOR ADDITIONAL INFORMATION AND TO DATE AND SIGN THIS PROXY, PLEASE SEE REVERSE SIDE)

Cards 1

SATURNA INVESTMENT TRUST:
INTERNATIONAL FUND
PROXY SOLICITED BY TRUSTEES

The undersigned hereby appoint(s) Nicholas F. Kaiser, Ethel B. Bartolome, and Phelps S. McIlvaine, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Saturna Investment Trust: Growth Fund which the undersigned is entitled to vote at the Special Meeting of Shareowners to be held at the offices of Saturna Capital, Inc., 1300 N. State Street, Bellingham, WA, on Tuesday, August 15, 2006 at 3:00 P.M. and at any adjournments thereof. All powers may be exercised by any of said proxy holders or substitutes. This Proxy shall be voted on the proposals described in the Proxy Statement as specified in the spaces on the reverse side. Receipt of the Notice of the meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary, corporate or other capacity, please indicate your authority.

Date __________, 2006
_____________________________________
_____________________________________
_____________________________________
Signature(s) [Title(s), if applicable]

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED

Please refer to the Proxy Statement discussion of each of these matters.

___________________________________

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE TRUSTEES AND THE PROPOSAL. As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(i) To elect a Board of Trustees FOR all nominees listed below	To withhold authority to vote for a Nominee-- draw a line through the name of that person.

Gary A. Goldfogel, Herbert G. Grubel, Nicholas F. Kaiser, John E. Love, John S. Moore

(ii) To approve the adoption of a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act
[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(FOR ADDITIONAL INFORMATION AND TO DATE AND SIGN THIS PROXY, PLEASE SEE REVERSE SIDE)

Cards 2

SATURNA INVESTMENT TRUST:
SHORT-TERM BOND FUND
PROXY SOLICITED BY TRUSTEES

The undersigned hereby appoint(s) Nicholas F. Kaiser, Ethel B. Bartolome, and Phelps S. McIlvaine, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Saturna Investment Trust: Growth Fund which the undersigned is entitled to vote at the Special Meeting of Shareowners to be held at the offices of Saturna Capital, Inc., 1300 N. State Street, Bellingham, WA, on Tuesday, August 15, 2006 at 3:00 P.M. and at any adjournments thereof. All powers may be exercised by any of said proxy holders or substitutes. This Proxy shall be voted on the proposals described in the Proxy Statement as specified in the spaces on the reverse side. Receipt of the Notice of the meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary, corporate or other capacity, please indicate your authority.

Date __________, 2006
_____________________________________
_____________________________________
_____________________________________
Signature(s) [Title(s), if applicable]

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED

Please refer to the Proxy Statement discussion of each of these matters.

___________________________________

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE TRUSTEES AND THE PROPOSAL. As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(i) To elect a Board of Trustees FOR all nominees listed below	To withhold authority to vote for a Nominee-- draw a line through the name of that person.

Gary A. Goldfogel, Herbert G. Grubel, Nicholas F. Kaiser, John E. Love, John S. Moore

(ii) To approve the adoption of a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act
[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(FOR ADDITIONAL INFORMATION AND TO DATE AND SIGN THIS PROXY, PLEASE SEE REVERSE SIDE)

Cards 3

SATURNA INVESTMENT TRUST:
BOND INCOME FUND
PROXY SOLICITED BY TRUSTEES

The undersigned hereby appoint(s) Nicholas F. Kaiser, Ethel B. Bartolome, and Phelps S. McIlvaine, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Saturna Investment Trust: Growth Fund which the undersigned is entitled to vote at the Special Meeting of Shareowners to be held at the offices of Saturna Capital, Inc., 1300 N. State Street, Bellingham, WA, on Tuesday, August 15, 2006 at 3:00 P.M. and at any adjournments thereof. All powers may be exercised by any of said proxy holders or substitutes. This Proxy shall be voted on the proposals described in the Proxy Statement as specified in the spaces on the reverse side. Receipt of the Notice of the meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary, corporate or other capacity, please indicate your authority.

Date __________, 2006
_____________________________________
_____________________________________
_____________________________________
Signature(s) [Title(s), if applicable]

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED

Please refer to the Proxy Statement discussion of each of these matters.

___________________________________

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE TRUSTEES AND THE PROPOSAL. As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(i) To elect a Board of Trustees FOR all nominees listed below	To withhold authority to vote for a Nominee-- draw a line through the name of that person.

Gary A. Goldfogel, Herbert G. Grubel, Nicholas F. Kaiser, John E. Love, John S. Moore

(ii) To approve the adoption of a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act
[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(FOR ADDITIONAL INFORMATION AND TO DATE AND SIGN THIS PROXY, PLEASE SEE REVERSE SIDE)

Cards 4

SATURNA INVESTMENT TRUST:
IDAHO TAX-EXEMPT FUND
PROXY SOLICITED BY TRUSTEES

The undersigned hereby appoint(s) Nicholas F. Kaiser, Ethel B. Bartolome, and Phelps S. McIlvaine, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Saturna Investment Trust: Growth Fund which the undersigned is entitled to vote at the Special Meeting of Shareowners to be held at the offices of Saturna Capital, Inc., 1300 N. State Street, Bellingham, WA, on Tuesday, August 15, 2006 at 3:00 P.M. and at any adjournments thereof. All powers may be exercised by any of said proxy holders or substitutes.. This Proxy shall be voted on the proposals described in the Proxy Statement as specified in the spaces on the reverse side. Receipt of the Notice of the meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary, corporate or other capacity, please indicate your authority.

Date __________, 2006
_____________________________________
_____________________________________
_____________________________________
Signature(s) [Title(s), if applicable]

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED

Please refer to the Proxy Statement discussion of each of these matters.

___________________________________

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE TRUSTEES AND THE PROPOSAL. As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(i) To elect a Board of Trustees FOR all nominees listed below	To withhold authority to vote for a Nominee-- draw a line through the name of that person.

Gary A. Goldfogel, Herbert G. Grubel, Nicholas F. Kaiser, John E. Love, John S. Moore

(FOR ADDITIONAL INFORMATION AND TO DATE AND SIGN THIS PROXY, PLEASE SEE REVERSE SIDE)

Cards 5